Exhibit 10.1

Execution Version

EXCHANGE AGREEMENT

(Restricted Notes)

                     (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Acorda Therapeutics, Inc., a Delaware corporation (the “Company”), on December 20, 2019 whereby the Holders will exchange (the “Exchange”) for each $1,000 principal amount of the Company’s existing 1.75% Convertible Senior Notes due 2021 (the “Existing Notes”), a combination of (i) $750 principal amount of the Company’s new 6.00% Convertible Senior Secured Notes due 2024 (the “New Notes”) that will be issued pursuant to the provisions of an Indenture to be dated as of December 23, 2019 (the “Indenture”) among the Company, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as Trustee and Collateral Agent (the “Trustee”), and (ii) a cash payment equal to $200 (the “Exchange Cash” and, together with the New Notes, the “Exchange Consideration”), as set forth on Exhibit A hereto.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Exchange of the Existing Notes for New Notes

At the Closing (as defined herein), the Undersigned hereby agrees to cause each Holder to exchange and deliver to the Company the aggregate principal amount of Existing Notes specified on Exhibit A hereto under the heading “Exchanged Notes” and in exchange therefor the Company hereby agrees to (i) issue to each Holder the aggregate principal amount of New Notes specified on Exhibit A hereto under the heading “New Notes” and (ii) pay the aggregate cash amount specified on Exhibit A hereto under the heading “Exchange Cash.”

The closing of the Exchange (the “Closing”) shall occur on December 23, 2019, or such other date as the parties may agree (the “Closing Date”); provided that the Closing Date shall occur no later than five business days after the date of this Agreement. At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may reasonably deem necessary to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder (i) through the facilities of The Depository Trust Company (“DTC”) the principal amount of Holders’ New Notes specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Holders’ New Notes) and (ii) the Exchange Cash specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Holders’ Exchange Cash); provided, however, that the parties acknowledge that the Company may delay the delivery of the Holders’ New Notes to the Holders due to procedures and mechanics within the system of DTC or The Nasdaq Global Select Market (including the procedures and mechanics regarding the listing of the Covered Shares (as defined below) on such exchange), or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its reasonable best efforts to effect the issuance of one or more global notes representing the New Notes, and (ii) such delay is no longer than five business days after the date of this Agreement. For the avoidance of doubt, (a) in the event of any delay in the Closing pursuant to the prior sentence the Holders shall not be required to deliver the Exchanged Notes until the Closing occurs and (b) the Company will not make any separate cash payment pursuant to this Agreement in respect of interest accrued and unpaid to the Closing Date for the Exchanged Notes. Instead, such amounts will be deemed to have been paid by the exchange of the Exchanged Notes for the Holder’s Exchange Consideration. The cancellation of the Exchanged Notes and the delivery of the New Notes shall be effected via one-sided Deposit/Withdrawal at Custodian (DWAC) pursuant to the instructions set forth in Exhibit B hereto.

Not later than the date hereof, the undersigned shall deliver in writing to the Company the requisite DTC Participant Information and wire instructions for each Holder set forth in Exhibit C hereto.

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned hereby covenants as follows, and makes the following representations and warranties on its own behalf and where specified below, on behalf of each Holder, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, each subsidiary guarantor, and J. Wood Capital Advisors LLC (“JWCA”), and all such covenants, representations and warranties shall survive the Closing.

Section 2.1    Power and Authorization. Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and the Undersigned has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby, in each case on behalf of each Holder. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Exchanged Notes, (iii) the principal amount of Holders’ New Notes to be issued to such Account in respect of its Exchanged Notes and (iv) the amount of Exchange Cash to be paid to such Holder in respect of the Exchanged Notes. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Holders of this Agreement and the consummation of the Exchange contemplated hereby, in each case on behalf of each Holder.

Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a valid and legally binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the applicable Holder’s organizational documents (or any similar documents governing each Account), (ii) any agreement or instrument to which the Undersigned or the applicable Holder is a party or by which the Undersigned or the applicable Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Holder, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not affect the Undersigned’s or the applicable Holder’s ability to consummate the Exchange contemplated hereby in any material respect.

Section 2.3    Title to the Exchanged Notes. Each Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes) and held such Exchanged Notes as of November 18, 2019. Each Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its rights, title or interest in or to its Exchanged Notes, or (b) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon the Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, the Company will acquire good, marketable and unencumbered title to such Exchanged Notes, free and clear of all Liens.

Section 2.4    Accredited Investor or Qualified Institutional Buyer. Each Holder is (a) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) and (8) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. Each Holder is acquiring the New Notes hereunder for investment for its own respective account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act.

Section 2.5    No Illegal Transactions. Each of the Undersigned and each Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party (other than its outside counsel) any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by the Company, any subsidiary guarantor, or any of their respective advisors, including JWCA, or any other person regarding the Exchange, this Agreement or an investment in the New Notes or the Company. Each of the Undersigned and each Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed by the Company, unless such disclosure is duly requested by a governmental or regulatory authority. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.5, subject to each Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and each Undersigned’s and each Holder’s respective internal policies, (i) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or affiliates of any Undersigned or any Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by such Undersigned’s or such Holder’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Exchange), and (ii) the foregoing representations and covenants of this Section 2.5 shall not apply to any transaction by or on behalf of an Account, desk or group that was effected without the advice or participation of, or the receipt by such Account, desk or group of information regarding the Exchange from, such Undersigned or such Holder.

Section 2.6    Adequate Information; No Reliance. The Undersigned acknowledges and agrees on behalf of itself and each Holder that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Undersigned has had a full opportunity to ask questions of the Company concerning the Company’s business, operations, organizational structure (including the subsidiary guarantors), financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Undersigned has had the opportunity to consult with its accounting, tax, financial, legal and other advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) each Holder has evaluated the tax and other consequences of the Exchange and ownership of the New Notes with its tax, accounting and legal advisors, including the consequences to such Holder of the issuance of the New Notes with significant original issue discount for U.S. federal income tax purposes, (e) neither the Undersigned nor any Holder is relying, and none of them has relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company, the subsidiary guarantors or any of their respective affiliates or representatives including, without limitation, JWCA, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (B) with respect to the Company and the subsidiary guarantors, the representations and warranties made by each in Article III of this Agreement, (f) none of the information provided to Undersigned or any Holder shall be considered investment advice or any recommendation with respect to the Exchange, and (g) none of the Company, the subsidiary guarantors JWCA or any of their respective agents or affiliates is acting or has acted as an advisor to the Undersigned in deciding whether to participate in the Exchange, has given any guarantee or made any representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes, or has made any representation to the Undersigned or any Holder regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. Further, the Undersigned acknowledges and agrees on behalf of itself and each Holder that (i) neither the Undersigned nor any Holder is relying, and none of them has relied, on any communication (written or oral) of JWCA or any of its affiliates or representatives as investment advice or as a recommendation to participate in the Exchange, (ii) none of JWCA, any of its affiliates or any of its control persons, officers, directors or employees shall be liable to the Holders in connection with or any transaction in connection with the Exchange and (iii) JWCA does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Indenture, substantially in the form of Exhibit D hereto, or the Exchange Term Sheet, to be dated on or about December 20, 2019, or any such other information provided to the Undersigned or any Holder. Each of the Undersigned and each Holder is a sophisticated participant in the Exchange; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the New Notes; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and acknowledges that an investment in the New Notes involves a high degree of risk.

Section 2.7    No Public Market. The Undersigned acknowledges and agrees on behalf of itself and each Holder that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes.

Section 2.8    Privately Negotiated Exchange. The Undersigned and each Holder acknowledges that the terms of the Exchange have been mutually negotiated between the Undersigned (for itself and on behalf of each Holder) and the Company (for itself and on behalf of each subsidiary guarantor). The Undersigned was given a meaningful opportunity to negotiate the terms of the Exchange on behalf of itself and each Holder. Each Holder’s participation in the Exchange was not conditioned on such Holder’s exchange of a minimum principal amount of Exchanged Notes. The Undersigned and each Holder acknowledges that it had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company, the subsidiary guarantors or their respective affiliates or advisors, including JWCA, have placed any pressure on the Undersigned or any Holder to respond to the opportunity to participate in the Exchange. The Undersigned and each Holder acknowledges that it did not became aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

Section 2.9    Taxpayer Information. The Undersigned agrees that it shall obtain from each Holder and deliver to the Company a complete and accurate IRS Form W-9 or IRS Form W-8BEN, W-8BEN-E or W-8ECI, as appropriate.

Section 2.10    Advisory Fee. The Undersigned acknowledges the Company intends to pay an advisory fee to JWCA.

Article III: Covenants, Representations and Warranties of the Company and Subsidiary Guarantors

The Company and subsidiary guarantors hereby covenant as follows, and make the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing (except those representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date), and all such covenants, representations and warranties shall survive the Closing.

Section 3.1    Power and Authorization. The Company and each of the subsidiary guarantors is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration or declaration with, any governmental entity is required on the part of the Company or any subsidiary guarantor in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company and each of the subsidiary guarantors of the transactions contemplated hereby, other than as may be required under the securities or blue sky laws of the various jurisdictions in which the New Notes are being issued.

Section 3.2    Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and each subsidiary guarantor and constitutes a valid and legally binding obligation of each, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture, substantially in the form of Exhibit D hereto, will have been duly executed and delivered by the Company and will govern the terms of the New Notes, and the Indenture will constitute a valid and legally binding obligation of the Company and the subsidiary guarantors party thereto, enforceable against each in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company or the respective subsidiary guarantors, (b) any agreement or instrument to which the Company or a subsidiary guarantor is a party or by which the Company, any subsidiary guarantor or any of their respective assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company or any subsidiary guarantor, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not affect their respective businesses or ability to consummate the transactions contemplated hereby in any material respect.

Section 3.3    Validity of the Holders’ New Notes. The Holders’ New Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Holder pursuant to the Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Holders’ New Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holders’ New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ New Notes (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holders’ New Notes.

Section 3.4    Validity of Underlying Common Stock. The Holders’ New Notes will at the Closing be convertible into shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Indenture. Upon receipt of the approval of the Company’s stockholders referenced in Section 3.8 below and the filing of the corresponding amendment to the Company’s certificate of incorporation with the State of Delaware, the Covered Shares will have been duly authorized and reserved by the Company for issuance upon conversion of the Holders’ New Notes and, when issued upon conversion of the Holders’ New Notes or otherwise delivered to Holders in accordance with the terms of the Holders’ New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Covered Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. All Covered Shares issuable in accordance with the Authorized Share Conversion Cap (as defined in the Indenture) upon conversion of the New Notes or other issuance to Holders in accordance with the terms of the Holders’ New Notes and the Indenture have been duly authorized and reserved by the Company for issuance upon conversion of the Holders’ New Notes and, when issued upon conversion of the Holders’ New Notes or otherwise in accordance with the terms of the Holders’ New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of such Covered Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5    Listing Approval. At the Closing, the Covered Shares up to the Authorized Share Conversion Cap (as defined in the Indenture) shall be approved for listing on The Nasdaq Global Select Market and all other Covered Shares shall be approved for listing on The Nasdaq Global Select Market, subject to the receipt of approval of the Company’s stockholders referenced in Section 3.8 below and notice of issuance.

Section 3.6    Disclosure. At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall issue a press release announcing the Exchange, which press release the Company acknowledges and agrees will disclose all confidential information (as described in the confirmatory email received by the Undersigned from JWCA) communicated by or on behalf of the Company to the Undersigned in connection with the Exchange to the extent the Company believes such confidential information constitutes material non-public information. Without the prior written consent of the Undersigned, the Company shall not disclose the name of the Undersigned or any Holder in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process.

Section 3.7    No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the transactions contemplated hereby.

Section 3.8    Stockholder Approval. The Company agrees to include for vote by the stockholders of the Company during the next annual stockholder meeting of the Company the approval of (a) the amendment to the Company’s certificate of incorporation increasing the number of authorized shares of Common Stock to an amount that is sufficient, in the Company’s sole judgment, after taking into account all shares of Common Stock outstanding on the business day immediately preceding the date that the definitive proxy statement relating to such amendment is filed with the SEC, as well as all shares of Common Stock reserved or necessary to satisfy the Company’s obligations as of such date to issue shares of Common Stock pursuant to the terms of any then outstanding convertible or exchangeable securities or contractual obligations (other than the New Notes), to settle the conversion of all then-outstanding New Notes (assuming physical settlement) at the conversion rate then applicable, after giving effect to the maximum number of shares of Common Stock that may be deliverable upon conversion in connection with the “interest make-whole payment” provisions of the New Notes or a make-whole fundamental change, plus such additional number of shares of Common Stock that the Company reasonably anticipates issuing in connection with interest payments on the New Notes, in each case without giving effect to any beneficial ownership limitation under the New Notes (such shares of Common Stock issuable to Holders, collectively, the “Covered Shares”) and (b) the issuance of Covered Shares, in excess of 19.99% of the outstanding shares of Common Stock on the issue date of the New Notes, at an issue price below the “minimum price” in payment of interest and settlement of conversions of the New Notes in accordance with Nasdaq Stock Market Rule 5635, to the extent required by such rule.

Article IV: Closing Conditions

Section 4.1    Conditions to the Obligations of the Parties. The obligations of the Undersigned to cause each Holder to deliver the Exchanged Notes and of the Company and the subsidiary guarantors to deliver to each Holder the New Notes and the Exchange Cash are subject to the satisfaction at or prior to the Closing of the condition precedent that (i) the representations and warranties of the Undersigned, the Holders, the Company and the subsidiary guarantors contained in Articles II and III, as applicable, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing, and unless notice to the contrary is given in writing, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date, and (ii) solely as to the obligations of the Undersigned, the Indenture and the other Transaction Documents (as defined in the Indenture) shall have been duly executed and delivered by the Company and the Trustee.

Article V: Miscellaneous

Section 5.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 5.3    Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (in the case of assignment by a Holder) or the applicable Holders (in the case of assignment by the Company).

Section 5.4    Further Assurances. The parties hereto each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as any party may reasonably request in connection with the Exchange contemplated by and in this Agreement. In addition, subject to the terms and conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things reasonably necessary, proper or advisable under applicable laws to consummate and make effective the Exchange contemplated hereby, including the obtaining of all necessary, proper or advisable consents, approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary, proper or advisable to consummate the Exchange contemplated hereby.

Section 5.5    Amendment; Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any non-compliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such non-compliance or breach.

Section 5.6    Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company, the subsidiary guarantors and the Undersigned irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of the transactions contemplated by this Agreement.

Section 5.7    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 5.8    Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of JWCA. JWCA may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, the Holders, the Company and the subsidiary guarantors.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

(in its capacities described in the first paragraph hereof)	ACORDA THERAPEUTICS, INC.

By:	By:
Name:	Name:
Title:	Title:

“SUBSIDIARY GUARANTOR”: CIVITAS THERAPEUTICS, INC.

By:
Name:
Title:

EXHIBIT A

Exchanging Beneficial Owners

Holder Name, Address, Email and Phone Number	Exchanged Notes (principal amount of Existing Notes to be exchanged for Exchange Consideration)	New Notes (principal amount of New Notes to be issued in exchange for Exchanged Notes)	Exchange Cash (amount of Exchange Cash to be paid in exchange for Exchanged Notes)

EXHIBIT B

Exchange Procedures

NOTICE OF HOLDER EXCHANGE PROCEDURES

Attached are Holder Exchange Procedures for the settlement of the exchange of 1.75% Convertible Senior Notes due 2021, CUSIP 00484M AA4 and ISIN US00484MAA45 (the “Existing Notes”) of Acorda Therapeutics, Inc. (the “Company”) for newly issued 6.00% Convertible Senior Secured Notes due 2024 (the “New Notes”) and an amount of cash (the “Exchange Cash” and, together with the New Notes, the “Exchange Consideration”) pursuant to the Exchange Agreement, dated as of December 20, 2019 (the “Exchange Agreement”), between you and the Company, which is expected to occur on or about December 23, 2019. To ensure timely settlement, please follow the instructions for exchanging your Existing Notes for the Exchange Consideration as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the Exchange Consideration for your Existing Notes.

If you have any questions, please contact Alton Lo at                    .

Thank you.

EXCHANGING EXISTING NOTES FOR THE EXCHANGE CONSIDERATION

Delivery of Existing Notes

You must direct the eligible DTC participant through which you hold a beneficial interest in the Existing Notes to post on December 23, 2019, no later than 9:00 a.m., New York City time, one-sided withdrawal instructions through DTC via DWAC for the aggregate principal amount of Existing Notes (CUSIP/ISIN #00484M AA4/ US00484MAA45) set forth in each case in Exhibit A of the Exchange Agreement to be exchanged for New Notes. It is important that this instruction be submitted and the DWAC posted on December 23, 2019.

To receive New Notes

You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to be issued upon exchange to post on December 23, 2019, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the aggregate principal amount of New Notes (CUSIP/ISIN # 00484M AB2/US00484MAB28) set forth in Exhibit A of the Exchange Agreement. It is important that this instruction be submitted and the DWAC posted on December 23, 2019.

To receive Exchange Cash

Subject to the terms of your Exchange Agreement, the Company will transfer, or cause to be transferred, an amount of cash equal to the Exchange Cash to you by wire of immediately available funds to the account at the bank in the United States of America set forth in Exhibit C of the Exchange Agreement.

SETTLEMENT

On December 23, 2019, after the Company receives your Existing Notes and your delivery instructions as set forth above, the Company will deliver your Exchange Consideration in respect of your Existing Notes exchanged in accordance with the delivery instructions set forth above.

EXHIBIT C

Holder Name and Address:

Telephone:

Country of Residence:

Taxpayer Identification Number:

Existing Notes

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

New Notes (if different from Existing Notes)

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:
Holder Wire Instructions for Exchange Cash

Bank:

ABA#:

SWIFT:

Beneficiary:

Account #:

Location:

Contact:

EXHIBIT D

Form of Indenture